UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2000


                              ALLTRISTA CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



            Indiana                       0-21052                 35-1828377
            -------                       -------                 ----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



       5875 Castle Creek Parkway, North Drive, Suite 440,
       Indianapolis, IN                                          46250
       --------------------------------------------------        -----
       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (317) 577-5000

Item 5.  Other Events.
------   ------------

     On October 10, 2000, the Company issued two press releases, copies of which are attached hereto.

     The Company's first press release addressed the Company's expectations for earnings for the year ended December 31, 2000. The Company's second press release was intended to clarify the status of Alltrista's review of its strategic options announced initially in May, 2000. The strategic option process had been slowed while the Company focused on its operating performance. Having completed the operating performance review, the Company has now resumed the normal pace of analyzing its strategic options with the assistance of Bear, Stearns & Co.

     The second press release also announced that the earnings release date of October 25 and related conference call had been changed to October 20.

     Following the issuance of the press releases on October 10, 2000, the Company hosted the teleconference call publicized in the second press release. During the conference call, several questions were posed regarding the nature and timing of the strategic option review process. The Company, in response to those questions, disclosed that this process would likely result in the sale of Alltrista at the highest price in order to maximize shareholder value.

     While it is often true that a sale transaction occurs as a result of the strategic option review process, Alltrista can provide no assurance that Alltrista will be sold or that a merger or other business combination involving Alltrista will take place in the near future or at all. The Company's Board of Directors will carefully consider all of Alltrista's strategic options once the review process has been completed.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     The following exhibits are filed as a part of this report:

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

    99.1     Press Release dated October 10, 2000
    99.2     Press Release dated October 10, 2000


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLTRISTA CORPORATION
                                         (Registrant)


     Date: October 11, 2000              By: /s/ Kevin D. Bower
                                             -----------------------------------
                                             Kevin D. Bower
                                             Senior Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                      Description of Exhibit
--------------                      ----------------------

     99.1              Press Release dated October 10, 2000
     99.2              Press Release dated October 10, 2000